UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2002

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26600 Laguna Hills Drive, Aliso Viejo, CA (Address of principal executive offices)	92656 (Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Item 5. – Other Events — Resignation of Officer

On May 16, 2002, QLogic Corporation (the “Company”), received and accepted the resignation of Mark Edwards as the Company’s Senior Vice President, Technology and Planning, effective as of May 16, 2002. Mr. Edwards, who is leaving the Company to pursue other interests, will continue as a non-officer employee of the Company through August 16, 2002.

Item 7. – Financial Statements and Exhibits

(c)	Exhibits.

None.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION

May 30, 2002	/s/ Frank A. Calderoni Frank A. Calderoni Vice President and Chief Financial Officer

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